Exhibit 77Q1(e) - First Amendment to Amended and Restated Investment Advisory Agreement between Registrant and PIC on behalf of the Phoenix Low-Duration Core Plus Bond Fund, dated March 3, 2005, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 33-80057) on December 16, 2005, and incorporated herein by reference.